Exhibit 77C
          Kemper Income and Capital Preservation Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2305
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               43,476,098
                       WITHHELD           1,146,809

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               43,480,561
                       WITHHELD           1,142,346

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               43,502,872
                       WITHHELD           1,120,035

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               43,516,259
                       WITHHELD           1,106,648

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               43,507,334
                       WITHHELD           1,115,573

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR               43,449,325
                       WITHHELD           1,173,582












          Exhibit 77C
          Kemper Income and Capital Preservation Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2305
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               43,422,551
                       WITHHELD           1,200,356

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               43,480,561
                       WITHHELD           1,142,346

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR               43,507,334
                       WITHHELD           1,115,573


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR               42,614,107
                       AGAINST              494,762
                       ABSTAIN            1,514,038




























          Exhibit 77C
          Kemper Income and Capital Preservation Fund
          Form N-SAR for the period ended 10/31/95
          File No. 811-2305
          Page 3


          Item 3:  New Investment Management Agreement


                    Vote         Number
                    ----         -----------
                    FOR           41,813,554
                    AGAINST          982,506
                    ABSTAIN        1,826,847


          Item 4B:  New Rule 12B-1 Distribution Plan (For Class B
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR           2,932,161
                    AGAINST          76,385
                    ABSTAIN         128,196


          Item 4C:  New Rule 12B-1 Distribution Plan (For Class C
          Shareholders Only)


                    Vote         Number
                    ----         ----------
                    FOR             315,964
                    AGAINST             573
                    ABSTAIN           4,692






          LKW|W:\FUNDS\NSAR.EXH\KICPFO95.77C|122195